CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT


                                                                    May 10, 1999


Health Fitness Corporation
3500 West 80th Street, Suite 130
Bloomington, Minnesota 55431

         Re: Sale of Assets of Health Fitness Corporation, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Physical Therapy, Inc. and Midlands Physical Therapy, Inc.

Ladies and Gentlemen:

         Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C. (individually and collectively, "Lender") and Health Fitness Corporation ("Borrower") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated February 17, 1998 by and among Lender, Borrower and Health Fitness Rehab, Inc., The Preferred Companies, Inc., Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Services Corp., Medlink Corporation, Medlink Services, Inc., Fitness Centers of America and Sports & Orthopedic Physical Therapy, Inc., Midlands Physical Therapy, Inc. and International Fitness Club Network, Inc. (collectively, "Guarantors"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated February 28, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 6 to Loan and Security Agreement, dated January 8, 1999, by and among Lender, Borrower and Guarantors ("Amendment No. 6"), Amendment No. 7 to Loan and Security Agreement, dated February 26, 1999, by and among Lender, Borrower and Guarantors, and Amendment No. 8 to Loan and Security Agreement, dated as of March 12, 1999 (and together with all supplements thereto and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Borrower, Health Fitness Rehab of Iowa, Inc. ("Iowa"), Duffy & Associates Physical Therapy Corp. ("Duffy"), Sports & Orthopedic Therapy, Inc. ("Sports"), Midlands Physical Therapy, Inc. ("Midlands", and together with Borrower, Iowa, Duffy and Sports, collectively, "Sellers") and HEALTHSOUTH Corporation ("Purchaser") have entered into an agreement pursuant to which Sellers are selling substantially all of Sellers' assets used specifically and directly by or in Sellers' rehabilitation and therapy businesses listed on Exhibit A hereto (collectively, the "Sale Assets") as set forth in the Agreement to Purchase Assets, dated on or before May 15, 1999 among Sellers and Purchaser (the "Sale Contract").

         Borrower and Guarantors have requested (1) that Lender consent to such sale and (2) certain amendments to the Loan Agreement and Lender is willing to consent to such sale and agree to such amendments, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. For purposes of this Consent and Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Consent. Subject to the terms and conditions contained herein, Lender hereby consents to the sale by Sellers of the Sale Assets in accordance with the terms of the Sale Contract as in effect on the date hereof.

         3.  Amendments.

                  (a) Section 1.8(a)(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "$4,950,000, as reduced on Friday of each week, commencing Friday, May 14, 1999, by an amount equal to twenty-five (25%) percent of the amounts received by Borrower or any Guarantor during the seven
         (7) day period immediately preceding each such Friday in payment or otherwise in respect of Accounts of Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc. or Midlands Physical Therapy, Inc. arising out of or resulting from the rehabilitation and therapy businesses of Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc. and Midlands Physical Therapy, Inc. (sold to HealthSouth Corporation pursuant to the Agreement to Purchase Assets, dated on or before May 15, 1999 among Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc., Midlands Physical Therapy, Inc. and HEALTHSOUTH Corporation)".

                  (b) Section 3(a) of Amendment No. 6 is hereby amended by deleting the proviso thereto in its entirety, and substituting the following therefor:

                  "provided, that, the aggregate amount of Loans up to the amount of the Borrowing Base plus the Supplemental Loans outstanding at any tine shall not exceed the amount equal to $4,950,000 as reduced on Friday of each week, commencing Friday, May 14, 1999, by an amount equal to twenty-five (25%) percent of the amounts received by Borrower or any Guarantor during the seven (7) day period immediately preceding each such Friday in payment or otherwise in respect of Accounts of Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc. or Midlands Physical Therapy, Inc. arising out of or resulting from the rehabilitation and therapy businesses of Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc. and Midlands Physical Therapy, Inc. (sold to HealthSouth Corporation pursuant to the Agreement to Purchase Assets, dated on or before May 15, 1999 among Borrower, Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Corp., Sports & Orthopedic Therapy, Inc., Midlands Physical Therapy, Inc. and HEALTHSOUTH Corporation)."

         4. Conditions Precedent. The effectiveness of the consent of Lender contained in Section 2 hereof and the amendments contained in Section 3 hereof are subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

                  (a) all representations, warranties and covenants contained herein shall be true and correct;

                  (b) Lender shall have received from Borrower, in cash or other immediately available funds, on the date hereof not less than $2,250,000 as total proceeds from the sale of the Sale Assets pursuant to the Sale Contract (as in effect on the date hereof), all of which shall be applied to the Obligations in such order and manner as Lender shall determine;

                  (c) the sale by Sellers of the Sale Assets to Purchaser pursuant to the Sale Contract shall have occurred by no later than May 15, 1999;

                  (d) Lender shall have received an original of this Consent and Amendment, duly authorized, executed and delivered by Borrower and Guarantors; and

                  (e) as of the date hereof and after giving effect to the transactions contemplated by the Sale Contract, no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

         5. Additional Representations, Warranties and Covenants. Borrower and Guarantors, each hereby jointly and severally represents, warrants and covenants to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of loans and providing other financial accommodations by Lender to Borrower:

                  (a) On or about the date hereof, Sellers have sold to Purchaser all of the Sale Assets pursuant to the Sale Contract (as in effect on the date hereof).

                  (b) A true, correct and complete copy of the Sale Contract, together with all exhibits and schedules thereto, as executed by the parties thereto is annexed hereto as Exhibit B.

                  (c) The security interests in and liens of Lender upon the Collateral (as such term is defined in the Loan Agreement), other than the Sale Assets, are and shall continue to be in full force and effect, including, but not limited to, all amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract (and all related agreements, documents and instruments), and all rights, benefits and remedies of Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract (and all related agreements, documents and instruments).

                  (d) Borrower and Guarantors shall cause all amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract or any related agreements, documents and instruments to be paid by Purchaser directly to Lender for application to the Obligations (as such term is defined in the Loan Agreement) in such order and manner as Lender shall determine. The net amount payable by Purchaser to Borrower in cash or other immediately available funds pursuant to the Sale Contract shall be not less than $2,250,000.

                  (e) In the event Borrower, Guarantors or any of their respective affiliates receives any amounts at any time payable to Borrower, any Guarantor or any of their respective affiliates pursuant to the Sale Contract or any related agreement, document or instrument, such amounts shall be collected by Borrower, such Guarantor or such affiliate, as the case may be, as the property of Lender and held by it or them in trust for Lender and shall on the date received be remitted to Lender in the form received, with any necessary assignments or endorsements, for application to the Obligations in such order and manner as Lender shall determine.

         6. Effect of this Consent and Amendment. Except for the consent expressly provided herein and as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Consent and Amendment and the other Financing Agreements, the terms of this Consent and Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or any Guarantor or to entitle Borrower or any Guarantor to any other consent.

         7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Consent.

         8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         9. Counterparts. This Consent may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                                         Very truly yours,

                                         ABLECO FINANCE, for itself
                                          and as agent

                                         By:

                                         Title:

AGREED:

HEALTH FITNESS CORPORATION
HEALTH FITNESS REHAB, INC.
DUFFY & ASSOCIATES PHYSICAL
 THERAPY SERVICES CORP.
THE PREFERRED COMPANIES, INC.
MEDLINK CORPORATION
HEALTH FITNESS REHAB OF IOWA, INC.
MEDLINK SERVICES, INC.
FITNESS CENTERS OF AMERICA
SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
INTERNATIONAL FITNESS CLUB NETWORK, INC.
MIDLANDS PHYSICAL THERAPY, INC.

By:

Title:

                                    EXHIBIT A
                                       TO
           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                               DATED: May 10, 1999



         The following rights, property and assets owned by Sellers used specifically and directly in Sellers' rehabilitation and therapy businesses and currently located at the premises of Sellers at: (1) One West Charles Street, Oelwein, Iowa 50662, (2) 112 Jefferson Street, West Union, Iowa 52175, (3) 1600 First Street East, Independence, Iowa 50644, (4) 1100 Fifth Avenue, Plattville, Wisconsin 53818, (5) 925 East First Street, Suite L, Ankeny, Iowa 50021, (6) Apple Valley Shopping Venter, 7120 University Avenue, Des Moines, Iowa 52311-1437, (7) 825 Nicolett Mall, Suite 1420, Minneapolis, Minnesota 55402, (8) 920 East 28th Street, Suite 620, Minneapolis, Minnesota 55407, (9) 2222 Lincoln Avenue, York, Nebraska 68467, (10) Henderson Community Hospital, 1621 Front Street, Henderson, Nebraska 68371 and (11) Fillmore Community Hospital, 1325 H Street, Geneva, Nebraska 68361, but only to the extent such rights, property and assets exist on May __, 1999 (the "Closing Date") and are sold and transferred by Sellers to Purchaser pursuant to the Sale Contract:

                  (a) all assets owned by Sellers and used by Sellers in the operation of their rehabilitation and physical therapy businesses listed on
Schedule 1 to this Exhibit A;

                  (b) all of Sellers' rights to use the trade names listed on
Schedule 2 to this Exhibit A hereto and any variations thereof;

                  (c) goodwill, customer and patent lists, telephone numbers, trade secrets, patents, copyrights (or, to the extent licensed by Sellers, Sellers' license rights thereto to the extent assignable), trademarks, service marks, advertising and marketing ideas owned by Sellers and used by Sellers in the operation of their rehabilitation and therapy businesses and all other intellectual property rights used in the marketing or the performance of Sellers' rehabilitation and therapy businesses and all books and records relating thereto; and

                  (d) to the extent assignable, Sellers' rights under all contracts, leases and agreements owned by Sellers or to which Sellers are a party in connection with the operation of their rehabilitation and therapy businesses set forth on Schedule 3 to this Exhibit A and any and all prepayments, deposits and similar assets associates with such contracts, leases and agreements, and all licenses, certificates of need and other regulatory approvals (to the extent transferrable) relating to or necessary for the operation of Sellers' rehabilitation and therapy businesses.

Notwithstanding anything to the contrary contained herein, Lender does not release from its security interest any assets or properties of Sellers other than those specifically described above.

                                   SCHEDULE 1
                                       TO
                                    EXHIBIT A
                                       TO
           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                               DATED: May 10, 1999




Assets:




                [Description of Assets Begins on Following Page]

                                   SCHEDULE 2
                                       TO
                                    EXHIBIT A
                                       TO
           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                               DATED: May 10, 1999




Trade names:

Duffy & Associates Physical Therapy
K.A.M. Physical Therapy
Midlands Physical Therapy
Sports & Orthopedic Physical Therapy

                                   SCHEDULE 3
                                       TO
                                    EXHIBIT A
                                       TO
           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                               DATED: May 10, 1999




Contracts, Leases and Agreements:



                [Description of Contracts, Leases and Agreements
                            Begins on Following Page]

                                    EXHIBIT B
                                       TO
           CONSENT AND AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
                                      AMONG
                           HEALTH FITNESS CORPORATION
                           HEALTH FITNESS REHAB, INC.
                           DUFFY & ASSOCIATES PHYSICAL
                             THERAPY SERVICES CORP.
                          THE PREFERRED COMPANIES, INC.
                               MEDLINK CORPORATION
                       HEALTH FITNESS REHAB OF IOWA, INC.
                             MEDLINK SERVICES, INC.
                           FITNESS CENTERS OF AMERICA
                   SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
                    INTERNATIONAL FITNESS CLUB NETWORK, INC.
                         MIDLANDS PHYSICAL THERAPY, INC.
                                       AND
                     ABLECO FINANCE, FOR ITSELF AND AS AGENT


                               DATED: May 10, 1999


                [Copy of Sale Contract Begins on Following Page]